Vanguard Russell 1000 Index Fund
Vanguard Russell 1000 Value Index Fund
Vanguard Russell 1000 Growth Index Fund
Vanguard Russell 3000 Index Fund

Supplement to the Prospectuses and Summary Prospectuses Dated September 16, 2010

Dividend Information

Each Fund’s income dividends will typically be distributed on a quarterly basis in March, June, September, and December. Each Fund will declare and distribute its initial dividend with the fourth-quarter distribution in 2010. Please note that the initial dividend distribution will include net income earned since the Fund’s commencement of operations.

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Vanguard Marketing Corporation, Distributor.	PSI 1848 092010